UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date or earliest event reported)	April 20, 2005


                         AMPCO-PITTSBURGH CORPORATION
            (Exact name of registrant as specified in its charter)



      Pennsylvania               1-898	               25-1117717

  (State or other	(Commission file number)	(I.R.S. Employer
  jurisdiction						 Identification
  of incorporation)					 Number)


        600 Grant Street
         Pittsburgh, PA        	                          15219

     (Address of principal     				(Zip Code)
      executive offices)


Registrant's telephone number, including area code: (412) 456-4400


(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.21 below):

[  ]	Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 2.02. Disclosure of Results of Operations and Financial Condition.


       On April 20, 2005, Ampco-Pittsburgh Corporation issued a press release announcing its results for the three months ended March 31, 2005. A copy of the press release is attached hereto and is being furnished to the SEC.








                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AMPCO-PITTSBURGH CORPORATION



Date:  April 20, 2005	By:	s/Ernest G. Siddons
                                  Ernest G. Siddons
                                  President